                         RICARDO ORTIZ DE ZEVALLOS VILLARAN


                                   NOTARY OF LIMA


                               AV. AREQUIPA No. 1268

                           Telephones:  472-6825 472-4729

                    FAX: 471-0549  e-mail: postmast@rozv.com.pe


                                 T E S T I M O N Y


OF THE PUBLIC DEED OF:   PURCHASE/SALE


GRANTED BY:              DOE RUN PERU S. R. L.


IN FAVOR OF:             BANCO DE CREDITO DEL PERU

                         AND CREDITO LEASING S.A.


                               LIMA, JANUARY 20, 1999

                                PAGE 2607  No. 96276

SERIES: A NO. 4639498

       TWO THOUSAND SIX HUNDRED TWENTY-SEVEN

Number.

Kardex: 96276 (NINETY-SIX THOUSAND TWO HUNDRED SEVENTY-SIX)

           PURCHASE/SALE CONTRACT ENTERED INTO BY AND BETWEEN DOE RUN PERU S.
           R. L. AS PARTY OF THE FIRST PART AND CREDITO LEASING S.A. AND BANCO DE CREDITO DEL PERU AS PARTY OF THE SECOND PART.

*****************************************************************INTRODUCTION:

       In the City of Lima, on January 20, 1999, before me: RICARDO ORTIZ DE ZEVALLOS VILLARAN, Lawyer-Notary Public of this Capital; duly identified by Voter's Registration Card No. (08241353) zero eight million two hundred forty-one thousand three hundred fifty-three, Military Registration Card No. (T-34-A-5913251) T - Thirty-four - A - five million nine hundred thirteen thousand two hundred fifty-one; and with Single Taxpayer Registration No. (10803373) ten million eight hundred three thousand three hundred seventy-three.

APPEAR:

       On behalf and representing DOE RUN PERU S. R. L., with Single Taxpayer' Registration No. 37630381 (thirty-seven million six hundred thirty thousand three hundred eighty-one), domiciled at Avenida Victor Andres Belaunde No. 147.Torre Real Tres, Camino Real Business Center, 9th Floor, District of San Isidro, Province and Department of Lima, authorized as per the Minutes of the General Extraordinary Partners Meeting held on January 4, 1999, which is in process of being registered in the Registry of Bodies Corporate of Lima, which will be inserted hereto.

MR. KENNETH RICHARD BUCKELY: a US citizen, who stated that he was married, an engineer by profession or occupation, duly identified with Alien Registration Card No. N-97767 (N-ninety-seven thousand seven hundred sixty-seven).

       On behalf and representing BANCO DE CREDITO DEL PERU with Single Taxpayer's registration No. 10004721 (ten million four thousand seven hundred twenty-one), domiciled at Calle Centenario No. 156, La Molina, Province and Department of Lima, authorized to this effect as per powers of attorney registered on Entry No. 6444, pages 100, of Voluyme 297 and in Entry 73, of Filing Card No. 117464 of the Registry of Bodies Corporate of Lima.

MR. SERGIO BASSINO BELLACCI: a Peruvian citizen, who stated that he was married, an economist by profession or occupation, duly identified by Voter's Registration Card No. 08771672 (zero eight million seven hundred seventy-one thousand six hundred seventy-two) and Military Registration Card No. 2151902588 (two thousand one hundred fifty-one million nine hundred two thousand five hundred eighty-eight).

MR. ANDRES ALEJANDRO FERRAND DEL BUSTO: a Peruvian citizen, who stated
SERIES: A NO. 4639496

       TWO THOUSAND SIX HUNDRED TWENTY-EIGHT

that he was married, an executive by profession or occupation, duly identified by Voter's Registration Card No. 08248466 (zero eight million two hundred forty-eight thousand four hundred sixty-six) and Military
Registration Card No. 2200090575 (two thousand two hundred million ninety thousand five hundred seventy-five).

       On behalf and representing CREDITO LEASING S.A., with Single Tax Payer's Registration No. 30866878 (thirty million eight hundred sixty-six thousand eight hundred seventy-eight), domiciled at Calle Centenario No. 156, La Molina, Province and Department of Lima, authorized to this effect as per powers of attorney registered on Filing Card No. 130316 of the Registry of Bodies Corporate of Lima.

MR. JOSE LUIS FERREYRA ARCE: a Peruvian citizen, who stated that he was married, an economist by profession, duly identified by Voter's Registration Card No. 08810126 (zero eight million eight hundred ten thousand one hundred twenty-six) and Military Registration Card No. 8100506676 (eight thousand on hundred million five hundred six thousand six hundred seventy-six).

MR. JUAN PABLO BOZA RIZO PATRON: a Peruvian citizen, who stated that he was married, an executive by profession or occupation, duly identified by Voter's Registration Card No. 08271164 (zero eight million two hundred seventy one thousand one hundred sixty-four) and Military Registration Card No. 2413049673 (two thousand four hundred thirteen million forty-nine thousand six hundred seventy-three).

THE PERSONS WHO APPEAR:

       Are of age, and I have identified them as able to contract and are intelligent in Spanish with sufficient capacity, freedom and knowledge to contract; to which I attest to, and they have delivered to me a writ that was duly signed and authorized, to be converted into a Public Deed, which I now place in my file under the corresponding order number, and whose text reads as follows:

WRIT:

Mr. Notary, DOCTOR RICARDO ORTIZ DE ZEVALLOS VILLARAN,

Kindly enter in your Register of Public Deeds a Purchase-Sale Contract entered into by and between DOE RUN PERU S.R.L. with Single Taxpayer's Registration (RUC) No 37630381, domiciled at Ave. Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real Tres, 9th Floor, District of San Isidro, Province and Department of Lima, duly represented by Mr. Kenneth Richard Buckley with Alien's Registration Card No. N-97767, duly authorized this end as per the Minutes of the Extraordinary General Partners Meeting dated January 4, 1999, whose registration with the Registry of Bodies Corporate of Lima is in process and that you Mr. Notary will kindly insert, hereinafter referred to as THE SELLER, as party of the first part; AND BANCO DE CREDITO DEL PERU with Single Taxpayer's Registration (RUC) No. 10004721, domiciled at Calle Centenario No. 156, La Molina, Province and Department of Lima, duly represented by Messrs. Sergio Bassino Bellacci and Andres Alejandro Ferrand del Busto, duly authorized to this effect as per powers of attorney registered on entry No. 6444, pages 100, of Volume 297 and in entry 73, of Filing Card No. 117464, respectively, of the Registry of Bodies Corporate of Lima; CREDITO LEASING S.A., with Single Taxpayer's Registration
(RUC) No. 30866878, domiciled at Calle Centenario No. 156, La

SERIES A NO. 4639494

       TWO THOUSAND SIX HUNDRED TWENTY-NINE

Molina, Provincia and Department of Lima, duly represented by Messrs. Jose Luis Ferreyra Arce and Juan Pablo Boza Rizo Patron, duly authorized to this effect as per powers of attorney registered on Filing Card No. 130316, of the Registry of Bodies Corporate of Lima, hereinafter referred to as THE BUYERS, as party of the second part; under the following terms and conditions:

FIRST:  The Seller hereby declares to be the owner of the following:

1. MOVABLE PROPERTY:

   - Air Filters, 48 cartridge units manufactured in synthetic material, make VILEDON, MODEL MF 85/95 G35K.

   -  Turbocompressor, make DEMAG, 43,000 Nm3/hour capacity, Series No.
      8567.

   - Electric motor, make SIEMENS, 5,000 KW (6705HP) power, with direct starting, Series No. D9041105101.

   -  Air washer, Series No. 7324, make LINDE.

   - Molecular screens, 43,000 Nm3/hour capacity, 2 units with Series No. 9898 and 9899, make BERTSH.

   - Turbocharger, make ATLAS COPCO, 7,800 Nm3/hour capacity with 7.9 bar pressure, Series No.15-2872.

   - Expansion turbine, make ATLAS COPCO, 7,700 Nm3/hour capacity, Series No. 15-2872.

   - Heat exchangers, 2 units, Series No. 106/1195/90(ZK1) and No. 106/1196/90(ZK2), make DELTECHNIK, model DK185.380.4.118 (ZK1) and
      (ZK2).

   - 02 Condensers, make LINDE, models 3-3216 (main condenser) and E-3217 (air condenser) with identification numbers 533021 and 533026, respectively.

   - Liquefaction Columns, make LINDE; models T-3211 (liquefaction column-high) and T-.3212 (liquefaction column-low), with identification numbers 533028 and 533027, respectively.

   -  Liquid oxygen tank, 200 MT capacity, Series No. 11-09670.

   - Oxygen vaporizer, make LINDE, model E-7116, with identification number 552320.

   - 02 Cooling towers, make SULZER EBCHERWYSS GMH, model E-8421 A/B, type EWK 1800/09 with Series No. 8112 and No. 142.

2. REAL PROPERTY:

   Lot named "F-1 Oxygen Plant No. 2", an integrating part of the Smelter Sector, located on the right margin of the main access road to the La Oroya Smelter, in the District of La Oroya, Province of Yauli, Department of Junin; a real property that has an area of 1,421.35 m2, whose boundaries and perimetrical measurements are registered on Entry 1-B of Filing Card No. 002180 of the Registry of Real Property of the Tarma Registry Office.

       The ownership of the owner of the aforementioned real property is registered on Entry 1-C, of Filing Card No. 002180 of the Registry of Real Property of the Tarma Registry Office.

SECOND: By means of this writ, The Seller gives in real sale and perpetual transfer in favor of The Buyers, the movable and real property described in subpoints 1.1 and 1.2 hereof, corresponding to them by means of this sale all that by fact and/or law corresponds to them, without any reserve or limitation whatsoever.

SERIES A. NO. 4639492

       TWO THOUSAND SIX HUNDRED THIRTY

       As regards the real property that is sold, that the purchase-sale comprises in addition to the aforementioned area, all uses, customs, right of way, entries, exits, airs and everything that by fact and/or by law corresponds to it, without any reserve or limitation whatsoever.

       The Seller hereby declares that the movable and real property matter of this purchase-sale are acquired by The Buyers under his express and specific request, due to the fact that said goods are acquired as per a Financial Leaseback Contract that both parties have executed on this same date.

THIRD: The parties hereby agree to set the Purchase-Sale price of the goods referred to in clause one, numerals 1.1 and 1.2 hereof in accordance with what is indicated below:

3.1.- The goods described in numeral 1.1 hereof for the amount of US$18,605,886.00 (EIGHTEEN MILLION SIX HUNDRED FIVE THOUSAND EIGHT HUNDRED EIGHTY-SIX AND 00/100 US DOLLARS), amount that includes the Value Added Tax, sum that The Buyers will pay The Seller at the time of the signing of the Public Deed that this writ will originate. The sale price will by paid by The Buyers in the following manner:

3.1.1 CREDITO LEASING S.A. participates in the purchase of the movable property paying the amount of US$15,815,003.10 (FIFTEEN MILLION EIGHT HUNDRED FIFTEEN THOUSAND AND THREE WITH 10/100 US DOLLARS), amount that includes the Value Added Tax, thus becoming co-owner of the movable property in a percentage of 85%.

3.1.2 BANCO DE CREDITO DEL PERU participates in the purchase-sale of the movable property paying the amount of US$2,790,882.90 (TWO MILLION SEVEN HUNDRED NINETY THOUSAND EIGHT HUNDRED EIGHTY-TWO AND 90/100 US DOLLARS), amount that includes the corresponding Value Added Tax, thus resulting being co-owner of the movable property in a percentage of 15%.


3.2. The real property described in numeral 1.2 hereof, for the sum of US$1,394,114.00 (ONE MILLION THREE HUNDRED NINETY-FOUR THOUSAND ONE HUNDRED AND FOURTEEN WITH 00/100 US DOLLARS), an operation that is not levied with the Value Added Tax, amount that The Buyers will pay The Seller upon the signature of the Public

       Deed that will originate from this writ. The sale price will be paid by The Buyers in the following manner:

       3.2.1 CREDITO LEASING S.A. participates in the purchase of the real property paying the amount of US$1,184,996.90 (ONE MILLION ONE HUNDRED EIGHTY-FOUR THOUSAND NINE HUNDRED NINETY-SIX AND 90/100 US DOLLARS), thus becoming co-owner of the real property in a percentage of 85%.

       3.2.2 BANCO DE CREDITO DEL PERU participates in the purchase-sale of the real property paying the amount of US$209,117.10 (TWO HUNDRED NINE THOUSAND ONE HUNDRED SEVENTEEN AND 10/100 US DOLLARS), thus becoming co-owner of the real property in a percentage of 15%.

       The parties hereby declare that the purchase sale of the aforementioned movable and real property amounts to the total sum of US$20,000,000.00 (TWENTY MILLION AND 00/100 US DOLLARS)

SERIES NO. 4639490

              TWO THOUSAND SIX HUNDRED THIRTY-ONE

FOURTH: The contracting parties hereby declare that there is fair and perfect equivalence between the movable and real property sold and the price agreed upon, and that the sale of the real property is Ad Corpus. Therefore, they declare that if there would be a difference of more or of less that they do not actually receive, they make of it a mutual grace and reciprocate donation, expressly waiving any action, exception and terms that may be brought to invalidate the legal effects of this Purchase-Sale, inasmuch as it is carried out in a permanent manner and pursuant to the aforesaid.

FIFTH: The Seller hereby declares that on the movable and real property matter of the Purchase-Sale there are no liens, or encumbrances of any type, nor judicial or extra-judicial measures of any nature that limit or restrict its right to the property and to its free disposal, hereby binding themselves notwithstanding this statement to guarantee title and right of possession in case of an eviction.

SIXTH: The Seller hereby declares that does not owe anything as regards the Real Estate Tax or Excise Tax, nor any other tax and/or administrative obligation corresponding to the real property that is being sold. Without prejudice to the aforementioned, the Seller hereby declares that in the event that any tax debt is charged (by tax authorities) on the aforementioned taxes, it will assume the payment of such debt, provided all corresponding instances have been previously used.

SEVENTH: All expenses -inclusive those of a Testimony for The Buyers-, duties and other contributions that derive from this writ and from its conversion into a Public Deed, and its registration in the Public Registry, shall be borne exclusively by The Seller.

EIGHT: The parties hereby expressly agree that any conflict or controversy that may arise between them as a consequence of the interpretation or execution of this contract, including those related with its nullity and voidance, shall be resolved by arbitration of law in charge of an Arbitration Court made of three members who must necessarily be certified lawyers, carried out pursuant to the Regulations for National and International Conciliation and Arbitration of the Chamber of Commerce of Lima.

       The Arbitration Court shall be made up of the following manner: each one of the parties shall designate an arbiter and the third one shall be designated by common agreement by the two first arbiters. This so designated third arbiter shall chair the Arbitration Court.

       The arbitration shall take place in the City of Lima, and its duration shall not exceed sixty (60) business days, counted as of the date of the installation of the Arbitration Court until the issue of the respective arbitration award.

       The Arbitration Award shall be definitive and unappealeable.

       The expenses originated by the arbitration process shall be borne by the party who failed to win.

       In the case that any of the parties may decide to file before the Judiciary an appeal for annulment against the arbitration award, it shall first establish a Bank Letter of Guaranty in favor of the opposing party, granted by a first order Bank with headquarters in Lima, equivalent to US$50,000.00

SERIES A NO. 4639488

              TWO THOUSAND SIX HUNDRED THIRTY-TWO

(FIFTY THOUSAND US DOLLARS), executable in case that the final decision on the appeal is to declare it groundless. Said bank letter of credit must be in effect during the time the process lasts.

       Kindly Mr. Notary, add any other clause required by Law and convert this writ into a Public Deed, making sure of sending the respective report to the Registro of Real Estate

Propery of Tarma for the registration of the purchase-sale of the real property described in numeral 1.2 of this writ.

Lima, January 20, 1999.

Signed:  DOE RUN PERU S. R. L.- p.p. Kenneth Richard Buckely.

Signed: BANCO DE CREDITO DEL PERU.- p.p. Sergio Bassino Bellacci.- Andres Alejandro Ferrand del Busto.

Signed: CREDITO LEASING S.A.- p.p. Jose Luis Ferreyra Arce.- Juan Pablo Boza Rizo Patron.

This writ is authorized by Doctor Jennifer Houghton Von Hemelrick with Bar Association Registration No. 25894.

INSERT NO. 1

CERTIFIED COPY OF THE EXTRAORDINARY GENERAL PARTNERS MEETING DATED JANUARY 4, 1999.-

Ricardo Ortiz de Zevallos Villaran.- Lawyer-Notary Public of Lima.- HEREBY
CERTIFY: that I have in sight the book titled Minutes No. 2 of DOE RUN PERU
S. R. L., legalized before the Notary Public Dr. Anibal Corvetto Romero, on December 9, 1998, being registered on the chronological book under Number 10223-98 (ten thousand two hundred twenty three - ninety-eight); and I have verified that from pages 3 to 6 inclusive, appear the Minutes of the Extraordinary General Partners Meeting dated January 4, 1999; whose pertinent part follows:

EXTRAORDINARY GENERAL PARTNERS MEETING DATED JANUARY 4, 1999

       On January 4, at 12 noon, the following partners met together in the Company's offices, located at Av. Victor Andres Belaunde No. 147, Via Principal 155, 9th Floor, Camino Real Business Center, Torre Real 3, San Isidro, Lima, chaired by Victor Raul Eyzaguirre Parra, with Mr. Anthony Wayne Worcester acting as Secretary:

       At the request made by the Chairman, the Secretary read the text of the Summoning Notice to the members present, sent on December 21, 1998, ordering that the documents with the stamp, signature and time evidencing their receipt be adhered to the beginning of these Minutes.

LIST OF ATTENDANTS:

       -"Doe Run Peru S.R.L., domiciled at Av. Victor Andres Belaunde No. 147, Via Principal 155, 9th Floor, Camino Real Business Center, Torre Real Tres, San Isidro, represented by Victor Raul Eyzaguirre Parra, according to the power of attorney inscribed in the Company's records, owner of 648,628,009 participations; and

       -Ruth Anabeli Gonzalez Velapatino representing Julio Enrique Guadalupe Bascones, domiciled at Av. Ramon Ribeyro No. 421, Apartment 2, San Antonio, Miraflores, owner of 11 participations, as per power of attorney duly inscribed in the Company's records.

       -Teresa Saenz Picasso, domiciled at Octavio Espinoza 410, San isidro, owner of 6,540 participations.

SERIES A NO. 4639486

                     TWO THOUSAND SIX HUNDRED THIRTY-THREE

       -Floren Eddy Ramos Aparicio, domiciled at Av. Morro Solar 2204, Surco, owner of 2,351 participations.

       -Alfredo Arturo Basualdo Ricaldi, Calle 2 de Mayo 141, La Oroya, owner of 1,307 participations.

       -Margarita Delicia Mondragon Hernandez, Jiron Chinchaysuyo 119, Maranga, San Miguel, owner of 2,618 participations.


       QUORUM               648,640,836 PARTICIPATIONS


       Having been the meeting duly called and having complied with the quorum established in Article Seven of the By-Laws, the Chairman declared it duly installed.

   The Chairman indicated that as the participants were aware, and as it was indicated in the summoning notice, the subjects on the agenda were as follows:

- Approval of the Sale and Leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-      Granting of special powers.


1. APPROVAL OF THE SALE AND LEASEBACK OPERATION WITH BANCO DE CREDITO DEL PERU AND CREDITO LEASING S.A.

       The Chairman stated that due to the need of working capital to increase the operations of the Company, coordinations had been made with Banco de Credito del Peru and Credito Leasing S.A., to obtain new financing under the modality of sale and leaseback. To this end, a proposal was made so that the Oxygen Plant of the La Oroya Smelter, would be the object of said operation.

              The Chairmain submitted to the consideration of the partners, the approval of a sale and leaseback for up to US$20,000,000.00 for a term of five years with Banco de Credito del Peru and Credito Leasing S.A., on the Oxygen Plant located in the Smelter Sector, in La Oroya, of which the Company is the owner.

                After listening to the Chairman's proposal, the Board unanimously agreed to approve it under the terms and conditions stated by the Chairman.

3.     GRANTING OF SPECIAL POWERS.

2.1 Special powers for the signing of the documents related to the Sale and Leaseback Operation.

       The Chairman proposed the granting of special powers to different executives to sign the documents pertinent to the operation that had been approved.

       After a brief exchange of ideas, the Board unanimously agreed to grant a special power of attorney to the following: Mr. Kenneth Richard Buckley, a US citizen, with Immigrant's Identity Card No. N-97767, Mr. Anthony Wayne Worcester, a US citizen, identified by Immigrant's Identity Card No. N-97937; Mr. Kenneth Ernest Hecker Jr., a US citizen identified by Immigrant's Identity Card No. N-99670; and, Mr. Marvin K. Kaiser, a US citizen, identified by US Passport No. 152075471; all of them domiciled at Av. Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real Tres, 9th Floor, San Isidro,

-------------------------------------------------------------------------------
SERIES A NO. 4639484

              TWO THOUSAND SIX HUNDRED THIRTY FOUR

so that on behalf and in representation of the Company, they may individually or jointly, sign contracts, writs, public deeds and other documents required to formalize the sale and leaseback operation approved hereinbefore, and also to carry out the corresponding proceedings for its registration with the
Public Registries.
-------------------------------------------------------------------------------

              There being no other matter to deal with and it being 1 p.m., the meeting was adjourned, after drafting, reading and approval of the Minutes, which same were signed by all those present in sign of agreement therewith and without observations.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. JULIO GUADALUPE BASCONES.- Victor Andres Belaunde.- San Isidro.-

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT: VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. BASILIO MELGAREJO MALPARTIDA.- MARCAVALLE BLOCK 13, APARTMENT 301.- LA OROYA

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer
Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres

SERIES A NO. 4639482

              TWO THOUSAND SIX HUNDRED THIRTY-FIVE


Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT: VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

MISS ROCIO EVA SIFUENTES AYVAR.- CALLE PIURA 122, SANTA PATRICIA.- LA MOLINA

DEAR MADAM:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. JACINTO CANALES, Av. Peru 4106.- San Martin de Porres.

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor,

SERIES A NO. 4639480

              TWO THOUSAND SIX HUNDRED THIRTY-SIX

District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

MISS DANITZA ROCIO YUPARI CAPCHA.- CALLE LEON 180, URB. MAYORAZGO, PRIMERA ETAPA, ATE VITARTE..-

DEAR MADAM:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.


INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. ALFREDO ARTURO BASUALDO RICALDI.- CALLE DOS DE MAYO 141, OROYA ANTIGUA.-

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor,

SERIES A NO. 4639478

              TWO THOUSAND SIX HUNDRED THIRTY-SEVEN

District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

MR. FLOREN -EDDY RAMOS APARICIO.- AV. MORRO SOLAR 2204, SURCO, LIMA 33..-

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT: VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

MISS TERESA SAENZ PICASSO.- OCTAVIO ESPINOZA 410, SAN ISIDRO.-

DEAR MADAM:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer
Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

SERIES A NO. 4639476

              TWO THOUSAND SIX HUNDRED THIRTY-EIGHT


-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

MISS MARGARITA DELICIA MONDRAGON HERNANDEZ.- JR. CHINCHAYSUYO 119, MARANGA, CUARTA ETAPA, SAN MIGUEL.-

DEAR MADAM:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Messrs. DOE RUN MINING S. R. L. - AV. VICTOR ANDRES BELAUNDE 124, TORRE REAL 3, 9TH FLOOR, SAN ISIDRO.-

DEAR SIRS:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

SERIES  A NO. 4639474

              TWO THOUSAND THIRTY NINE

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

This is what appears in the original minutes and inserts referred to herein.

Signed:  Ricardo Ortiz de Zevallos Villaran, Lawyer-Notary Public of Lima.

A Notarial Stamp follows:

CONCLUSION:

After previously reading the writ and the transcribed inserts I have found all them to be in order and I have instructed the parties appearing before me of their content and they have ratified their purpose by signing the deed. The signing process was concluded pursuant to the provisions set forth in clause 3) of Article 59 (fifty-nine) of the Law of Notary Publics, on January

21, 1999 and I hereby leave evidence that the Series No. of the page where this instrument begins is 4639448 and it concludes in the page with the series No. 4639474: and I hereby attest to all of the aforesaid.

Signatures:

Kenneth Richard Buckley

Jose Luis Ferreyra Arce

Juan Pablo Boza Rizo Patron

Sergio Bassino Bellaci

Andres Alejandro Ferrand del Busto

Dr. Ricardo Ortiz de Zevallos Villaran

Lawyer-Notary Public of Lima


THIS IS A PHOTOCOPY OF THE PUBLIC DEED INSCRIBED IN MY REGISTER AND AT THE REQUEST OF AN INTERESTED PARTY I ISSUE THIS TESTIMONY IN KEEPING WITH THE LAW, WHICH I SIGN AND STAMP IN LIMA, ON JANUARY 29, 1999 (KARDEX 96276).

                         RICARDO ORTIZ DE ZEVALLOS VILLARAN


                                   NOTARY OF LIMA


                               AV. AREQUIPA No. 1268

                           Telephones:  472-6825 472-4729

                    FAX: 471-0549  e-mail: postmast@rozv.com.pe





                                 T E S T I M O N Y





OF THE PUBLIC DEED OF:      FINANCIAL LEASING

GRANTED BY:                 CREDITO LEASING S.A. AND

                            BANCO DE CREDITO DEL PERU

IN FAVOR OF:                DOE RUN PERU S. R. L.



                               LIMA, JANUARY 20, 1999

                                PAGE 2601  No. 96277

Number.

Kardex: 96277 (NINETY-SIX THOUSAND TWO HUNDRED SEVENTY-SEVEN)

              FINANCIAL LEASING ENTERED INTO BY AND BETWEEN CREDITO LEASING S.A. AND BANCO DE CREDITO DEL PERU AS PARTY OF THE FIRST PART AND DOE RUN PERU S. R. L. AS PARTY OF THE SECOND PART.

*******************************************************************************

INTRODUCTION:

       In the City of Lima, on January 20, 1999, before me: RICARDO ORTIZ DE ZEVALLOS VILLARAN, Lawyer-Notary Public of this Capital; duly identified by Voter's Registration Card No. (08241353) zero eight million two hundred forty-one thousand three hundred fifty-three, Military Registration Card No. (T-34-A-5913251) T - Thirty-four - A - five million nine hundred thirteen thousand two hundred fifty-one; and with Singe Taxpayer Registration No. (10803373) ten million eight hundred three thousand three hundred seventy-three.

APPEAR: On behalf and representing CREDITO LEASING S.A., with Single Tax Payer's Registration No. 30866878 (thirty million eight hundred sixty-six thousand eight hundred seventy-eight), domiciled at Calle Centenario No. 156, La Molina, Province and Department of Lima, authorized to this effect as per powers of attorney registered on Filing Card No. 130316 of the Registry of Bodies Corporate of Lima.

MR. JOSE LUIS FERREYRA ARCE: a Peruvian citizen, who stated that he was married, an economist by profession, duly identified by Voter's Registration Card No. 08810126 (zero eight million eight hundred ten thousand one hundred twenty-six) and Military Registration Card No. 8100506676 (eight thousand on hundred million five hundred six thousand six hundred seventy-six).

MR. JUAN PABLO BOZA RIZO PATRON: a Peruvian citizen, who stated that he was married, an executive by profession or occupation, duly identified by Voter's Registration Card No. 08271164 (zero eight million two hundred seventy one thousand one hundred sixty-four) and Military Registration Card No. 2413049673 (two thousand four hundred thirteen million forty-nine thousand six hundred seventy-three).

       On behalf and representing BANCO DE CREDITO DEL PERU with Single Taxpayer's registration No. 10004721 (ten million four thousand seven hundred twenty-one), domiciled at Calle Centenario No. 156, La Molina, Province and Department of Lima, authorized to this effect as per powers of attorney registered on Entry No. 6444, pages 100, of Voluyme 297 and in Entry 73, of Filing Card No. 117464 of the Registry of Bodies Corporate of Lima.

MR. SERGIO BASSINO BELLACCI: a Peruvian citizen, who stated that he was married, an economist by profession or occupation, duly identified by Voter's Registration Card No. 08771672 (zero eight million seven hundred seventy-one thousand six hundred seventy-two) and Military Registration Card No. 2151902588 (two thousand one hundred fifty-one million nine hundred two thousand five hundred eighty-eight).

MR. ANDRES ALEJANDRO FERRAND DEL BUSTO: a Peruvian citizen, who stated that he was married, an executive by profession or occupation, duly identified by Voter's Registration Card No. 08248466 (zero eight million two hundred forty-eight thousand four hundred sixty-six) and Military Registration Card No. 2200090575 (two thousand two hundred million ninety thousand five hundred seventy-five).

       On behalf and representing DOE RUN PERU S. R. L., with Single Taxpayer' Registration No. 37630381 (thirty-seven million six hundred thirty thousand three hundred eighty-one), domiciled at Avenida Victor Andres Belaunde No. 147.Torre Real Tres, Camino Real Business Center, 9th Floor, District of San Isidro, Province and Department of Lima, authorized as per the Minutes of the General Extraordinary Partners Meeting held on January 4, 1999, which is in process of being registered in the Registry of Bodies Corporate of Lima, which will be inserted hereto.

MR. KENNETH RICHARD BUCKELY: a US citizen, who stated that he was married, an engineer by profession or occupation, duly identified with Alien Registration Card No. N-97767 (N-ninety-seven thousand seven hundred sixty-seven).

THE PERSONS WHO APPEAR:

       Are of age, and I have identified them as able to contract and are intelligent in Spanish with sufficient capacity, freedom and knowledge to contract; to which I attest to, and they have delivered to me a writ that was duly signed and authorized, to be converted into a Public Deed, which I now place in my file under the corresponding order number, and whose text reads as follows:

WRIT:

Mr. Notary, DOCTOR RICARDO ORTIZ DE ZEVALLOS VILLARAN,

       Please record in your Register of Public Deeds, a Financial Leasing Contract executed in accordance with Legislative Decree No. 299, Regulations thereunder and the provisions of this contract, entered into by and between, CREDITO LEASING S.A., with Single Taxpayers Register (R.U.C.) No. 30866878, and the BANCO DE CREDITO DEL PERU, with RUC No. 10004721, hereinafter referred to as THE LESSORS, with the domicile that is indicated at the end of this document, duly represented by the persons who are signing this document, as party of the first part; and THE

CLIENT, whose names/firm name and other data required by law is indicated at the end of this contract, as party of the second part ; subject to the following conditions:

FIRST: THE LESSORS, in accordance with their bylaws and with the laws in force are authorized to carry out financial leaseback operations; and, in accordance with an express request made to them by the CLIENT, they have acquired as property for the purpose of a financial lease in favor of the CLIENT, the goods described in EXHIBIT B, that form part of this contract, for the price, plus the taxes and other expenses stipulated in the aforementioned Exhibit.

       The goods subject matter of this contract are co-ownership of THE LESSORS, in the following proportion:

       CREDITO LEASING S.A. participates with 85% of the ownership of the movable property described in Exhibit B of this contract, having invested in the purchase of the same, the amount of US$15,815,003.10 (FIFTEEN MILLION EIGHT HUNDRED FIFTEEN THOUSAND AND THREE WITH 10/100 US DOLLARS), Value Added Tax included.

       BANCO DE CREDITO DEL PERU participates with 15% of the ownership of the movable property described in Exhibit B of this contract, having invested in the purchase of the same the amount of US$2,790,882.90 (TWO MILLION SEVEN HUNDRED NINETY THOUSAND EIGHT HUNDRED EIGHTY-TWO WITH 90/100 US DOLLARS), Value Added Tax included.

       CREDITO LEASING S.A. participates with 85% of the ownership of the real estate property described in Exhibit B of this contract, having invested in the purchase of the same, the amount of US$1,184,996.90 (ONE MILLION ONE HUNDRED EIGHTY-FOUR THOUSAND NINE HUNDRED NINETY-SIX WITH 90/100 US DOLLARS), Value Added Tax included.

       BANCO DE CREDITO DEL PERU participates with 15% of the ownership of the real estate property described in Exhibit B of this contract, having invested in the purchase of the same the amount of US$209,117.10 (TWO HUNDRED NINE THOUSAND ONE HUNDRED SEVENTEEN WITH 10/100 US DOLLARS), Value Added Tax included.

       THE CLIENT ratifies in this act the application that in accordance with the Memorandum Order that appears as Exhibit A, it has made to THE LESSORS, stating their full and total acceptance of the goods acquired by THE LESSORS at his request, and which correspond to those required by him; specifically accepting that they will take them in use and as financial leasing under the terms of this contract.

SECOND: The CLIENT hereby declares that it shall bear the cost of any maintenance, service or repair required by the goods matter of this contract, originated by any cause, unless the repair was originated by any damage caused by THE LESSORS, including possible claims and lawsuits which may correspond to be filed against the original supplier, freeing THE LESSORS from any charge thereof.

THIRD: The goods matter of this financial leasing are at THE LA OROYA METALLURGICAL COMPLEX, LOT "F-1 OXYGEN PLANT NO. 2", a part of the Smelter Section, located on the right margin of the main access road to the La Oroya smelter, in the District of La Oroya, Province of Yauli, Department of Junin, since it is the site for their final installation. Any change of place must have the express and written authorization of THE LESSORS, which shall not be denied unreasonably, always at the cost and responsibility of the CLIENT, who hereby commits itself to comply with the terms that THE LESSORS impose for such change of place.

FOURTH: THE CLIENT hereby complies with ratifying that the good(s) matter of this contract is(are) co-ownership of THE LESSORS, in the proportion indicated in clause one hereof, hereby binding itself to adopt every necessary and convenient measure so that THE LESSORS may identify the good(s) that belong to them, in possession by the CLIENT; by placing plates that indicate that it(they) is(are) good(s) which is(are) a co-ownership of THE LESSORS, in the cases that the aforesaid may correspond.

       In every credit /or guaranty contract, under any modality, that the CLIENT enters into in the future with third parties and that in any manner may affect the goods matter of this contract, evidence should be given in a special clause to the fact that said good(s) is(are) a property of THE LESSORS, and thus it(they) is(are) not subject to any measure whatsoever that may favor them.

       In the case of a declaration of insolvency, bankruptcy of THE CLIENT, precautionary measures for embargo or any other measure that in any manner may affect the property that THE LESSORS have on the good(s) matter of this contract, the CLIENT must immediately inform the respective authority or entity, as well as THE LESSORS, thereof; bearing all the expenses and costs that may be incurred by THE LESSORS to file the legal actions required for the recognition of their right to the property or for third-party interventions; without prejudice to assume and pay THE LESSORS the damages and losses that such measures may cause them.

FIFTH: Should the good(s) that is(are) the subject matter of this contract have to be fixed or incorporated into a real estate element, this must be done in such a manner that will permit it(their) separation without damaging or affecting its(their) characteristics and functions. Any modification made by THE CLIENT to the good(s), be them movable or real property, whose cost is less than US$200,000.00, plus the corresponding Value Added Tax, must be informed to THE LESSORS. If the modification exceeds the amount ofUS$200,000.00, plus the corresponding Value Added Tax, THE CLIENT must obtain THE LESSORS' prior written authorization to make such modification, which shall not be denied unreasonably. Likewise, THE CLIENT cannot incorporate accessories or parts within the good(s) that reduce its(their) value.

       The modifications introduced by the CLIENT within the goods which cost is less than US$200,000, will be informed to THE LESSORS quarterly.

SIXTH: Since the rulings in force specifically indicate that the goods matter of financial leasing must be insured, THE CLIENT will contract, directly, an Insurance Policy from an Insurance Company regarded satisfactory by THE LESSORS, against "ALL RISK PROPERTY INSURANCE COVERING ALSO ENGINEER RISKS AND BURGLARY OR ASSAULT" (destruction, loss, theft, earthquake, civil disturbance, terrorism, violence of third parties and dependents, sabotage, fire, flood, misuse, civil liability, machine breaking, and other normal and ordinary matters). The aforementioned insurance must be contracted at least as from two days before the date fixed for the delivery of the good(s) and for an amount equivalent to the replacement value of the good(s); assuming the cost of the premiums.

       The respective Policy must be delivered to THE LESSORS, issued or endorsed in their favor, indicating as a condition that the insurance contract will not be canceled due to lack of payment without first informing THE LESSORS on this regard; who are hereby authorized to make the payment and entitled to demand its refund plus compensatory and moratorium interest at a rate of 3% per year in addition to the compensatory interests, from the date of non-compliance to the date that the total owed amount is fully paid, without assuming any liability if such payment is not made. If for some unforeseen reason, the CLIENT has not taken out the insurance policy within the established term, and the delivery of the good(s) has taken place, THE LESSORS will directly insure the leased good(s) under the already stated terms and the cost of the policy will be automatically charged to any of the accounts kept by the CLIENT in the Banco de Credito del Peru, hereby irrevocably authorizing the Banco de Credito del Peru so that THE LESSORS may make the aforementioned charges with a simple request only.

       The parties hereby acknowledge that they are aware of the fact that the amount of the franchise of the insurance to be contracted is US$250,000.00 (TWO HUNDRED AND FIFTY THOUSAND AND 00/100 US DOLLARS), thus, any damage/loss for a smaller amount, shall be directly assumed by THE CLIENT.

       Any uncovered risk, provided and when it has not been caused by THE LESSORS, as well as any default or refusal to pay by the Insurance Company, shall be assumed by THE CLIENT.

       Independent from who contracted the aforementioned insurance, if a damage/loss occurs which in THE LESSORS' reasonable opinion affects the aptitude or good performance or good operation of the leased goods because they are not commercially repairable and the Insurance Company accepts the total loss of the goods, the sum paid by the referred Insurance Company will be destined by THE LESSORS, prior agreement with the CLIENT, to:

     (a) Replace or repair the goods that have thus been declared, so that this contract will go forward under the same terms. If this were not possible for any reason of legal nature or at the parties' will, a new contract will be executed exclusively referred to such goods, ending this contract.

     (b) Apply its amount to the payment of the balance of the financial leasing obligation, which will be equivalent to the current value of the installments pending maturity, applying a discount rate equivalent to 4.75% per year.

       If within a term of 30 days of having received the payment made by the Insurance Company, THE LESSORS and the CLIENT do not reach an agreement with regard to whether said funds must be applied in the manner describe in items
(a) or (b) hereinbefore, the funds paid by the Insurance company will be destined to the alternative contemplated in clause (b).

       In the event that a loss/damage is considered a partial damage, the parties will make the necessary efforts so that the payment made by the Insurance Company in favor of THE LESSORS is deposited in the account that the CLIENT keeps in the Banco de Credito del Peru, so that this amount may be placed at the disposal of the CLIENT upon his request, in order to make the necessary repairs. Any surplus that may result from the amount paid by the Insurance Company after repairing the damages, shall exclusively benefit the CLIENT.

All surpluses that may arise from the amount paid by the Insurance Company, after opting for alternative (a) or (b) mentioned hereinbefore, shall exclusively benefit THE CLIENT.

SEVENTH: This financial leasing contract will have the duration that is stipulated in EXHIBIT B. Said term will be counted as from the first day of the month following the date on which THE LESSORS make the total disbursement required for the purchase of the good(s) matter of this contract, until the date corresponding to the payment of the last installment; hereby agreeing that this term shall be mandatory for both parties.

       Notwithstanding the provisions of the foregoing paragraph, the obligations that are provided for within this contract shall enter into force from the moment in which THE LESSORS make the full payment for the purchase of the good(s) stated in EXHIBIT B, reason why, THE CLIENT is hereby committed to the payment of one pre-installment that represents the compensatory interest in effect at the Banco de Credito del Peru for this type of operations, interest that will be applied to the payment of the expenses, services and taxes that may be applicable, as well as to the interests and to any other additional concept that may correspond for investments made by THE LESSORS to make the financial leasing matter of this contract feasible; all of which will be calculated from the date on which the disbursements are produced to the first working day of the following period.

       The parties hereby agree that THE CLIENT may use the good(s) during the period counted as from the time THE CLIENT has transferred the property of the good(s) to THE LESSORS until this contract goes into effect.

EIGHTH: THE CLIENT pledges to regularly pay in US Dollars and under the method of payment stipulated to that effect in EXHIBIT B, financial leasing installments in accordance with the Payment Schedule that as EXHIBIT C forms an integral part of this contract.

       Thus, any increase before the end of this contract, generated as a consequence of taxes directly related to the property of the good(s) will entail, prior communication to the CLIENT, the generation of extraordinary installments; a situation that the CLIENT hereby declares to know and accept.

       THE LESSORS will facilitate THE CLIENT the possibility of bringing actions, appeals, claims or participating in the processes and, in general, of using every legal recourse to enforce his rights to be able to obtain the refund of what was paid by THE LESSORS, against any authority, public or private entity or company that may have generated the payment of said expenses or taxes.

DISBURSEMENT COMMISSION:   The  CLIENT hereby binds itself to pay THE LESSORS
at the time of the disbursement a Commission equivalent to 1% of the total financed amount, that is, US$200,000.00, plus the corresponding Value Added Tax.

NINTH: With regard to the payments that the CLIENT assumes by means of this contract, it pledges to maintain a current account in the Banco de Credito del Peru, in the same currency that has been agreed upon for the payments, and it pledges to maintain every month in this account on the day of each maturity, the necessary funds in that account to handle the respective monthly charges; unless THE LESSORS have specifically authorized a different form of payment. For purposes of what was established above, by means of this document and without any need for any other formality, the CLIENT irrevocably authorizes the Banco de Credito del Peru to make the charges that arise from this contract. Should there be no timely payment of the total amount of any of the payment obligations assumed by means of this contract, whatever the reason may be, and after having elapsed 8 (eight) calendar days as from the maturity date, the CLIENT hereby specifically and irrevocably authorizes THE LESSORS to apply any fund or security that it may have in the power of Credito Leasing S.A. and/or the Banco de Credito del Peru in its name, whether individually or jointly with third parties; for which purpose no prior formality whatsoever will be needed and the CLIENT specifically exempts both Credito Leasing S.A. as well as the Banco de Credito del Peru from any liability for the disposal of the funds and/or securities authorized hereinabove.

       For the above indicated purposes, the CLIENT authorizes Credito Leasing S.A. and the Banco de Credito del Peru to sell/purchase the necessary currency to honor its obligations at the rate of exchange that the Banco de Credito del Peru has in force at the time of the foreign exchange operation, exempted from any liability for any difference in the rate of exchange.

TENTH: Both parties hereby agree that a delay in the payment of one financial leasing installment, as well as any other delay in the compliance with the payments that as a consequence from this contract the CLIENT must make in favor of THE LESSORS, shall originate for the former the additional obligation of paying moratorium interest, at a rate of 3% per year, in addition to compensatory interests; from the date of non-compliance to the date the total owed amount is paid.

       For the purposes of what is provided in the preceding paragraph and pursuant to the provisions set forth in item 1 of Article 1333 of the Civil Code, the CLIENT shall incur in automatic moratorium without needing any notification or demand whatsoever.

ELEVENTH: The CLIENT may exercise the option to purchase the financial leasing in an anticipated manner, only 25 months after the time it went into effect. To this end, it must pay THE LESSORS an amount equivalent to the current value of the leasing installments that have not matured yet, applying to them a discount rate equivalent to 4.75% per year, plus 1% of the purchase value of the goods matter of the financial leasing, plus the amount equivalent to the value of one installment per year or fraction that is prepaid, plus the corresponding value added tax.

       The request to exercise the purchase option in an anticipated manner must be made by the CLIENT at least (2) months before the day determined to exercise the option.

TWELFTH: The CLIENT, with regard to the good(s) owned by THE LESSORS that is(are) object of this contract, hereby pledges to:

       (a) Use and operate it(them) solely in the activities that belong to its line of business; through its responsible and skilled personnel or by means of an specialized operator or contractor. The CLIENT is hereby expressly forbidden from subleasing the good(s) and from any other direct or indirect form of use by third parties.

       (b) Maintain in force and at its expense, all licenses, permits and registers needed for the operation, in line with prevailing legal rulings.

       (c) Allow, at the time and with a frequency freely determined by THE LESSORS within the usual working schedules, the inspections and verifications that they decide to make, enabling THE LESSORS to resort to technicians or experts whose selection, technical qualifications, costs and time of service shall be reasonable determined by mutual agreement between the parties and assumed by THE CLIENT.

       (d) Assume all risks, be them for accidents, deterioration, third-party actions, defects, faults, manufacture defects, defects found in the materials, components, installation and any other of any nature that may affect this/these good(s) in any way, as well as the repairs that may be necessary to make produced by any cause; provided and when they have not been caused by THE LESSORS.

       (e) Assume the cost of repairs due to damages that may caused by the goods to third parties or to third parties' goods; provided and when they have not been caused by THE LESSORS.

       (f) Assume the cost of the repairs, provided and when the damages have not been caused by THE LESSORS, maintenance, services andother necessary expenses required to maintain the good(s) in good operating condition for the purposes served by the good(s), which must necessarily be made by specialized operators, experts, contractors, or qualified personnel, if necessary. The parts or pieces that are replaced shall be fully incorporated within the good(s) to THE LESSORS' benefit.; and the replaced parts and pieces will remain as property of the CLIENT.


       (g) Inform THE LESSORS quarterly of any modification or alteration in the good(s) which cost is less than US$200,000.00 plus the corresponding Value Added Tax, and request authorization from THE LESSORS in case the modification or alteration exceeds the aforementioned amount, which shall not be unreasonably denied. Likewise, THE CLIENT cannot incorporate accessories or parts within the goods which may reduce their value. Any alteration or modification introduced within the good(s), will be exclusively assumed by THE CLIENT.

       Likewise, THE CLIENT binds itself to:

       (h) Abstain from participating in merger or split-up processes and restrain from selling or transferring all or a substantial part of its fixed assets to anyone, or from acquiring all or substantially all of the assets of anyone, without prior express written authorization by THE LESSORS, to be given within 30 days of receiving the request made by THE CLIENT, attaching thereto the respective analysis, the Financial Statements of the company/ies) to be merged or split-up, the merger or split-up project, as well as a projection of the Financial Statements after the merger or split-up takes place.

       The restrictions and prohibitions provided in the preceding paragraph, that require prior authorization by THE LESSORS to proceed to merger or split-up processes, do not comprise or include the merger that THE CLIENTE is at present carrying out with Empresa Minera Cobriza S. R. L., by means of which the former will take over the latter. The aforementioned process will go into effect within 60 days after the signing of this contract.

                If THE LESSORS do not approve the merger or split-up process, THE CLIENT may opt for ending this contract. If the termination occurs within the first 25 (twenty-five) months of the term of effect of this contract, the CLIENT must pay THE LESSORS in addition to what is provided in clause eleven, all the extraordinary costs they incur to terminate the contract, including the refund of the Tax Credit to the Tax Administration Superintendency -SUNAT.


       (i) Abstain from distributing dividends or paying subordinate debts in case of a delay in the payments to THE LESSORS, that qualifies as an "Event of Default".

       (j) Present to THE LESSORS its complete financial information, that is, Balance Sheet, Profit and Loss Statement, Cash Flows, duly audited and with their respective notes, within a term not to exceed 120 calendar days from the closing of each fiscal year, hereby pledging to promptly inform THE LESSORS, of any fact or circumstance that may originate a substantial reduction of the CLIENT's revenues, profits, payment capacity and/or financial standing. Likewise, THE CLIENT must send THE LESSORS an unaudited version of its financial statements, without including the notes, within a term not greater than 60 calendar days from the closing of each quarter.

THIRTEENTH: The CLIENT pledges to inform THE LESSORS, in writing, and no later than five (5) working days after it happened, any of the following events:

       (a) When a third party seizes all or part of the good(s), or adopts measures that affect their ownership or use in a substantial manner;

       (b) When any judicial or administrative authority has ordered a measure of any nature that restricts or affects in any way the ownership, possession or use of the good(s); unless said procedure has been started by THE LESSORS.

       (c) When the good(s) suffer(s) deterioration that is not caused by the normal or diligent use, loss, theft, mechanical failures and/or any other event whether it is covered or not by the Insurance Policy contracted by the CLIENT, provided the value of said deterioration is greater than US$200,000.00, plus the corresponding Value Added Tax.

FOURTEENTH:

14.1 The parties hereby agree that any of the following circumstances constitutes an "Event of Default".


       (a) Failure to comply with a Payment Obligation.- If the CLIENT fails to comply with any of the payment obligations assumed in this contract, and such circumstance continues without being corrected within a term of ten (10) calendar days as of the date of the notarial notice sent by THE LESSORS for such purpose;

       (b) Failure to comply with an Obligation.- If the CLIENT fails to comply with any of the obligations assumed under this contract, and such circumstance continues without being corrected within a term of thirty (30) calendar days as of the date of the notarial notice sent by THE LESSORS for such purpose.

     In the case of any default in the payment or the obligations assumed by the CLIENT referred to in the preceding items a and b, THE LESSORS, at their sole decision, will be fully entitled to demand the defaulted obligations plus interest, taxes and other expenses that may have been generated, including those incurred as a result of proceedings for extra-judicial collection whether carried out directly or through third parties.

14.2 In the case that an "Event of Default" will occur, this contract will be ended without any further formality, and THE LESSORS will be entitled to collect the amount owed to that date, as well as the total amount of the installments and/or pre-installment pending payment, as loss of profit that corresponds to THE LESSORS; voiding the effect of the benefit of the not-matured terms established in favor of the CLIENT.

       Under that assumption, the CLIENT will be bound to pay moratorium interest at a rate of 3% per year, in addition to the compensatory interest, as of the date of non-compliance and until the date on which the total owed amount in fully paid, plus the total amount of the installments regarded as matured as a consequence of the preclusion of the terms, due to non compliance by the CLIENT.

14.3 Once the contract is ended in an automatic manner, due to any of the reasons that this document foresees, THE LESSORS hereby bind themselves to inform the CLIENT thereof by means of a notarial notice within a term that shall not exceed seven (7) business days after the termination occurs.

       On the other hand, the CLIENT hereby assumes the obligation of placing at the disposal of THE LESSORS for their return, the good(s) which belong to them within a term of three (03) business days counted as of the receipt of the letter sent by THE LESSORS referred to in the preceding paragraph, in the same condition that it received it(them) and without more wear that the normal and adequate use of the good(s) for the purpose it(they) were bought, during the time it(they) were used; being on the account of the CLIENT the payment of the delivery expenses, as well those that THE LESSORS may indicate to repair any damage(s) of the good(s).

       For the purpose of this contract the good(s) shall be understood as returned with the notarial letter that the CLIENT sends to THE LESSORS indicating that the good(s) are at their disposal .

14.4 Any "Event of Default" incurred by the CLIENT regarding its obligations, be it partially or totally, and that originates the termination of this contract, shall automatically result in the loss of the aforementioned of the right to exercise the option to acquire the property of the good(s) subject of this contract.

       As an exception, if so accepted by THE LESSORS, the CLIENT will have the right to keep the possession of the good(s) and as property, if after making the total payment of the above mentioned matured or to be matured installments and /or pre-installment, and of any other amount indicated by THE LESSORS, the CLIENT exercises the option right agreed upon making the respective total payment, before THE LESSORS have proceeded to the withdrawal of the good(s).

FIFTEENTH: This contract having been canceled for any motive or the contract having ended without the CLIENT exercising his option right, THE LESSORS may freely dispose of the good(s); being hereby specifically authorized by the CLIENT to enter into the premises that their property leased in favor of THE CLIENT without their consent, or to withdraw it(them) from the place where it(they) is(are) without incurring in any liability whatsoever, whether for trespassing or for any other infraction or damage, to which the CLIENT hereby expressly waives by granting in this act authorization for the withdrawal of the good(s) in accordance with what is indicated hereinabove.

       All of this without prejudice to continue paying THE LESSORS as a lease, installments equal to those stipulated within this contract and once its term has expired, monthly installments equal to the last one established for the financial leasing and in both presumptions, plus an increase equivalent to the moratorium interest of 3% in addition to the compensatory interests on the monthly installments, as long as the return of the good(s) takes.

SIXTEENTH: Aside from the causes for the cancellation of the contract that have already been indicated, this contract shall be considered to have been automatically concluded when any of the following situations have occurred:

       (a) Provided they qualify as an "Event of Default" the lack of payment of two or more consecutive installments and/or pre-installments, unless it would be the last installment or an extraordinary installment, in which case the lack of payment of this last one or of any extraordinary one, or the delay of payment for more than two months will suffice.

       (b) The CLIENT, at its request or at the request of third parties, is declared to be insolvent or a court demands that it indicates which goods are free subject to the penalty of being declared bankrupt or titles are protested of which the CLIENT is the main debtor or when the CLIENT enters into a process of dissolution and liquidation or seeks shelter under the Law of Equity Restructuring;

       (c)    When the CLIENT for any reason ceases to perform its activity;

       (d) If Doe Run Resources Corporations ceases to own, be it directly or indirectly, the 66.66% interest in Doe Run Peru, except if has the approval by THE LESSORS.

       (e) When changes of location of the good(s) matter of this contract occur from the site where they are to a place that has not been previously authorized by THE LESSORS;

       (f) When the CLIENT fails to present the financial information referred to in literal (j) Clause Twelve, and that qualifies as an Event of Default.

       (g) When the use of the good(s) is subleased or assigned to third parties, without written authorization by THE LESSORS; except for what is provided in literal (a) of clause twelve hereof.

       (h) When the CLIENT incurs in any cause for the rescission and/or cancellation in any other credit contract entered into with THE LESSORS;

       (i) If on a date after the signing of this contract, the Peruvian Government carries out any action that under the reasonable criterion of THE LESSORS may result in the loss of any of its substantial rights as creditors under this contract - THE LESSORS will immediately communicate it to THE CLIENT to seek a solution within a term of 15 calendar days - or confiscates, expropriates or nationalizes the property or control of the CLIENT, of the goods, matter of this contract.

       In the event that the Peruvian Government expropriates the good(s) matter of the financial leasing contract, the fair price that it pays to THE LESSORS shall serve to pay to the extent possible the debt of THE CLIENT to THE LESSORS deriving from this contract, and only if there is a balance in favor, this will be delivered to THE CLIENT.

       Likewise, THE LESSORS hereby agree and commit themselves, in the event that any of the institutions or entities of the Peruvian State expropriate or nationalize the good(s) matter of the financial leasing contract, to facilitate THE CLIENT (i) the filing of the complaints, recourse or legal or judicial measure or (ii) the answer to the complaint, recourse or measure that the State may impose on the property of the good(s), that enable THE CLIENT to enforce its rights before the Peruvian State for the collection of a fair-priced indemnization, that reflects the true value of the good(s) and damages and losses caused by the expropriation.

       THE LESSORS hereby commit themselves to facilitate to THE CLIENT the exercise of its rights and actions provided in Article 552 of the Code of Civil Procedures, so that (i) the lapsing of the expropriation right of the Peruvian State be declared, as well as (ii) the nullity, illegality, incompatibility of the legal provision that authorizes, orders and executes the expropriation, (ii) the disagreement with the appraisal or the form of payment, and (iv) the reversion, as well as any other action or right that may be created in the future.

SEVENTEENTH: By this act, THE LESSORS grant the CLIENT the right to an option to purchase the good(s) indicated in EXHIBIT B and that may be exercised by the CLIENT only up to the day indicated as the end of the contract, provided that on the date of exercising the option, it has previously complied with the payment of all the installments. In that case, it will deliver to THE LESSORS as full payment for the transfer of ownership in its favor, the purchase option established in EXHIBIT B which must be fully paid up within the peremptory term of 2 business days after exercising the option right. This payment shall be understood to be for the transfer of the ownership of the good(s) in favor of the CLIENT and shall be made in the same currency that has been agreed upon, plus the taxes that directly affect said transfer.
 THE LESSORS hereby declare that the goods matter of the purchase option will be free from any lien or encumbrance or judicial or extra-judicial measure of any kind that may limit or restrict its property and right to free disposal, hereby binding themselves notwithstanding this statement to guarantee title and right of possession in case of an eviction.

Should the CLIENT not exercise this option, and if it so agreed between the parties, this contract may be extended or renewed for the term and under the new conditions agreed upon and formalized for this purpose by means of another public deed.

EIGHTEENTH: The CLIENT, pursuant to the provisions set forth in clause eight hereof is obliged to assume all taxes, costs and expenses originated from the acquisition of the good(s) and/or which affect this financial leasing operation and the installments that correspond to be paid by the CLIENT; as well as the notary and registry expenses deriving from the aforesaid; which unless they have been included as part of this financial leasing operation, will be charged to the CLIENT's account kept in Banco de Credito del Peru in keeping with the provisions set forth in clause nine hereof, unless the CLIENT proves to have paid them directly with prior authorization by THE LESSORS.

       Likewise, the CLIENT will fully assume the payment of the water, electricity and/or telephone bills.

NINETEENTH: THE CLIENT hereby declares that as regards the computer systems that it uses, and, particularly, the software required for the normal operation of its business, it is aware and knows the risks associated to the change of date from December 31, 1999 to January 1 of year 2000. Thus, before such foreseeable risks of which it is aware, THE CLIENT hereby declares that no event, foreseeable or not by him related to the aforementioned change of the millennium, shall constitute a reason to justify any non-compliance whatsoever with any of its obligations with THE LESSORS, and they shall not constitute acts of God, events of force majeure, or unforeseeable events, or causes that justify its default, partial or total non-compliance with, or delay in fulfilling its obligations with THE LESSORS.

TWENTIETH: THE LESSORS may only assign this contract to any company related to the CREDICORP group, a situation that the CLIENT declares to know and accept.

TWENTY FIRST: The CLIENT hereby authorizes THE LESSORS to publicize the signing of this financial leasing agreement, under the terms agreed to by mutual consent.

TWENTY SECOND: The parties hereby expressly agree that any conflict or controversy that may arise between them as a consequence of the interpretation or execution of this contract, including those related to its nullity or voidance, shall be resolved by means of an arbitration of law, in charge of an Arbitration Court made up of three members that must necessarily be

SERIE A NO. 4639477

              TWO THOUSAND SIX HUNDRED FOURTEEN

certified lawyers. The arbitration process shall be carried out in line with the Regulations for National and International Conciliation and Arbitration of the Chamber of Commerce of Lima.

       The Arbitration Court shall be made up in the following manner: each one of the parties shall designate one arbiter and the third one shall be designated by common agreement of the first two; this third one shall chair the Arbitration Court.

       The arbitration will be carried out in the City of Lima, and its duration shall not exceed 60 (sixty) business days, counted as of the date of the installation of the Arbitration Court until the issue of the respective arbitration award.

       The Arbitration Award shall be definitive and unappealeable.

       The expenses originated by the arbitration process shall be borne by the party who fails to win.

       In the case that any of the parties may decide to file before the Judiciary an appeal for annulment against the arbitration award, it must first establish a Bank Letter of Guaranty in favor of the opposing party, granted by a first order Bank with headquarters in Lima, equivalent to US$50,000.00 (FIFTY THOUSAND US DOLLARS), executable in case that the final decision on the appeal declares it groundless. Said bank letter of credit must be in effect during the time that the process lasts.

TWENTY THIRD.- Any notification, request, demand, consent, designation, direction, instruction, certificate or other communications to be given under this contract (hereinafter referred to as "communications") shall be made in writing or sent by fax (with written confirmation of receipt, confirmation that may be sent by fax, provided this contract does not require that it be a notarial communication).

       For communications to THE CLIENT to be valid, they must be sent to the address or fax number with reference to THE CLIENT, or ESTUDIO FERRERO ABOGADOS as indicated below.

       For communications to THE LESSORS to be valid, they must be sent to the address or fax number with reference to BANCO DE CREDITO DEL PERU and CREDITO LEASING S.A. as indicated below.

CLIENT:  DOE RUN PERU S. R. L.

ATTENTION:  Messrs. Kenneth Richard Buckley and Henry Eric Peitz

ADDRESS: Av. Victor Andres Belaunde 147, Via Principal 155, Camino Real Business Center- Torre Real 3, 9th Floor, San Isidro.

FAX NO.: 215-1235 and 215-1281.

ESTUDIO FERRERO ABOGADOS

ATTENTION:  Dr. Raul Ferrero and Dr. Guillermo Ferrero

ADDRESS:  Av. Victor Andres Belaunde 395, San Isidro.

FAX NO.:  421-6481 and 441-8642

BANCO DE CREDITO DEL PERU

ATTENTION:  Mr. Giorgio Badani

ADDRESS:  Av. Centenario 156, Urbanizacion Las Laderas de Melgarejo, La Molina.

FAX NO. 349-0794

CREDITO LEASING S.A.

ATTENTION:  Mr. Juan Pablo Boza

ADDRESS: Av. Centenario 156, Urbanizacion Las Laderas de Melgarejo, La Molina.

FAX NO.:  349-0395

Lima, January 20, 1999

I.- CLIENT'S DATA:

COMPANY NAME:  DOE RUN PERU S. R. L., Single Taxpayer Registration No.
37630381.

ADDRESS: Av. Victor Andres Belaunde 147, Via Principal 155, Camino Real Business Center- Torre Real 3, 9th Floor, San Isidro, Province and Department of Lima

CLIENT'S LEGAL REPRESENTATIVES:

(1)    Kenneth Richard Buckley with Alien Registration Card No. N-97767.

Authorized to this effect as per the Minutes of the Extraordinary General Partners Meeting dated January 4, 1999, whose registration with the Registry of Bodies Corporate of Lima is in process, an which you Mr. Notary will kindly insert.

SIGNED: DOE RUN PERU S. R. L. .- p.p. Kenneth Richard Buckely.

II. LESSORS' DATA:

COMPANY NAME:  CREDITO LEASING S.A., Single Taxpayer Registration No. 30866878.

ADDRESS: Centenario #156, La Molina, Lima 12, Lima

NAME OF THE REPRESENTATIVES:

(1)    Jose Luis Ferreyra Arce

(2)    Juan Pablo Boza Rizo Patron

Authorized to this effect as per powers of attorney registered on Filing Card No. 130316 of the Registry of Bodies Corporate of Lima.

SIGNED: CREDITO LEASING S.A.- p.p. Jose Luis Ferreyra Arce.- Juan Pablo Boza Rizo Patron

COMPANY NAME:  BANCO DE CREDITO DEL PERU

ADDRESS: Centenario #156, La Molina, Lima 12, Lima

NAME OF THE REPRESENTATIVES:

1)     Mr. Sergio Bassino Bellacci

2)     Mr. Andres Alejandro Ferrand del Busto.

Authorized to this effect as per powers of attorney registered on Entry 6444, page 100, of Volume 297 and on Entry 73, of Filing Card No. 117464 of the Registry of Bodies Corporate of Lima.

SIGNED: BANCO DE CREDITO DEL PERU.- p.p. Sergio Bassino Bellacci.- Andres Alejandro Ferrand del Busto.

Lawyer who authorizes this Writ: Doctor Jennifer Houghton Von Hemelrick with Lima Bar Association Register No. 25894.


INSERT NO. 1

EXHIBIT A

MEMORANDUM ORDER

Lima, January 20, 1999

Messrs.

CREDITO LEASING S.A.

Ref.: Memorandum Order for a Financial Leasing Operation Nr.

Dear Sirs,

       I(we) hereby comply with ratifying and confirming my(our) request so that you kindly acquire the good(s), whose pro forma I(we ) enclose hereto in order to be allotted to the financial leasing in my(our) favor.

       The supplier, price, quality, manufacture conditions, technical specifications and other characteristics are those indicated in the attached pro forma, and we hereby indicate that such good(s) has(have) been directly selected by me(us); therefore, any defect in the manufacture or assembly, hidden defect, operating defects or if it results inadequate for its purpose, shall be my(our) sole responsibility.

   The good(s) to be acquired are:

       1.     MOVABLE PROPERTY:

       - Air Filters, 48 cartridge units manufactured in synthetic material, make VILEDON, MODEL MF 85/95 G35K.

       -      Turbocompressor, make DEMAG, 43,000 Nm3/hour capacity, Series No.
              8567.

       - Electric motor, make SIEMENS, 5,000 KW (6705HP) power, with direct starting, Series No. D9041105101.

       -      Air washer, Series No. 7324, make LINDE.

       - Molecular screens, 43,000 Nm3/hour capacity, 2 units with Series No. 9898 and 9899, make BERTSH.

       - Turbocharger, make ATLAS COPCO, 7,800 Nm3/hour capacity with 7.9 bar pressure, Series No.15-2872.

       - Expansion turbine, make ATLAS COPCO, 7,700 Nm3/hour capacity, Series No. 15-2872.

       - Heat exchangers, 2 units, Series No. 106/1195/90(ZK1) and No. 106/1196/90(ZK2), make DELTECHNIK, model DK185.380.4.118 (ZK1) and
              (ZK2).

       - 02 Condensers, make LINDE, models 3-3216 (main condenser) and E-3217 (air condenser) with identification numbers 533021 and 533026, respectively.

       - Liquefaction Columns, make LINDE; models T-3211 (liquefaction column-high) and T-.3212 (liquefaction column-low), with identification numbers 533028 and 533027, respectively.

       -      Liquid oxygen tank, 200 MT capacity, Series No. 11-09670.

       - Oxygen vaporizer, make LINDE, model E-7116, with identification number 552320.

       - 02 Cooling towers, make SULZER EBCHERWYSS GMH, model E-8421 A/B, type EWK 1800/09 with Series No. 8112 and No. 142.

2.     REAL PROPERTY:

       Lot named "F-1 Oxygen Plant No. 2", an integrating part of the Smelter Sector, located on the right margin of the main access road to the La Oroya Smelter, in the District of La Oroya, Province of Yauli, Department of Junin; a real property that has an area of 1,421.35 m2, whose boundaries and perimetrical measurements are registered on Entry 1-B of Filing Card No. 002180 of the Registry of Real Property of the Tarma Registry Office.

       This(these) good(s) shall be acquired directly from our company.

       Sincerely yours,

       Signed:  DOE RUN PERU S. R. L. - p.p  kENNETH RICHARD BUCKLEY

       This insert is authorized by Doctor Jennifer Houghton Van Hemelrick with Lima Bar Association Registration No. 25894.

INSERT NO. 2

EXHIBIT B

LIST AND DESCRIPTION OF THE GOOD(S) OBJECT OF THE FINANCIAL LEASING AND SPECIAL
PROVISIONS:

OPERATION REGISTERED UNDER NUMBER:

I.     References regarding the good(s):

Movable property:

       - Air Filters, 48 cartridge units manufactured in synthetic material, make VILEDON, MODEL MF 85/95 G35K (US$300,800.00 +VAT).

       - Turbocompressor, make DEMAG, 43,000 Nm3/hour capacity, Series No. 8567 (US$2,683,600.00 + VAT).

       - Electric motor, make SIEMENS, 5,000 KW (6705HP) power, with direct starting, Series No. D9041105101 (US$748,100.00 + VAT).

       -      Air washer, Series No. 7324, make LINDE (US$211,400.00 +VAT).

       - Molecular screens, 43,000 Nm3/hour capacity, 2 units with Series No. 9898 and 9899, make BERTSH (US$1,626,400.00 + VAT).

       - Turbocharger, make ATLAS COPCO, 7,800 Nm3/hour capacity with 7.9 bar pressure, Series No.15-2872 (US$894,500.00 + VAT)..

       - Expansion turbine, make ATLAS COPCO, 7,700 Nm3/hour capacity, Series No. 15-2872 (US$569,200.00 + VAT).

       - Heat exchangers, 2 units, Series No. 106/1195/90(ZK1) and No. 106/1196/90(ZK2), make DELTECHNIK, model DK185.380.4.118 (ZK1) and
              (ZK2) (US$487,900.00 + VAT).

       - 02 Condensers, make LINDE, models 3-3216 (main condenser) and E-3217 (air condenser) with identification numbers 533021 and 533026, respectively (US$2,195,600.00 + VAT).

       - Liquefaction Columns, make LINDE; models T-3211 (liquefaction column-high) and T-.3212 (liquefaction column-low), with identification numbers 533028 and 533027, respectively (US$2,846,200.00 + VAT).

       - Liquid oxygen tank, 200 MT capacity, Series No. 11-09670 (US$683,000.00 + VAT).

       - Oxygen vaporizer, make LINDE, model E-7116, with identification number 552320 (US$1,870,400.00 + VAT).

       - 02 Cooling towers, make SULZER EBCHERWYSS GMH, model E-8421 A/B, type EWK 1800/09 with Series No. 8112 and No. 142
              (US$650,600.00 + VAT).

TOTAL: US$18,605,886.00 (EIGHTEEN MILLION SIX HUNDRED FIVE THOUSAND EIGHT HUNDRED EIGHTY-SIX AND 00/100 US DOLLARS).

This amount includes the Value Added Tax.

REAL PROPERTY:

Lot named "F-1 Oxygen Plant No. 2", an itegral part of the Smelter Sector, located on the right margin of the main access road to the La Oroya Smelter, in the District of La Oroya, Province of Yauli, Department of Junin; a real property that has an area of 1,421.35 m2, whose boundaries and perimetrical measurements are registered on Entry 1-B of Filing Card No. 002180 of the Registry of Real Property of the Tarma Registry Office.

TOTAL: US$1,394,114.00 (ONE MILLION THREE HUNDRED NINETY-FOUR THOUSAND ONE HUNDRED FOURTEEN AND 00/100 US DOLLARS).

TOTAL INVESTMENT:  US$20,000,000.00 (TWENTY MILLION AND 00/100 US DOLLARS).

II.    The supplier of the purchased goods is:  DOE RUN PERU S.R.L.

III.   The term of the contract is:  60 (SIXTY) MONTHS.

IV.    The terms of payment of the installments of the financial leasing are:

       MONTHLY.

V.     The method of payment of the financial leasing installments is:

       MATURED.

VI. The purchase option will be: the equivalent to 1.00% of the total acquisition value of the goods matter of this contract, plus the Value Added Tax.

       The Purchase Option will be: US$200,000.00 (TWO HUNDRED THOUSAND AND 00/100 US DOLLARS) plus the Value Added Tax.

Signed: DOE RUN PERU S.R.L.- p.p. Kenneth Richard Buckley.-

Signed: CREDITO LEASING S.A. - p.p. Jose Luis Ferreyra Arce.- Juan Pablo Boza
        Rizo Patron.

Signed: BANCO DE CREDITO DEL PERU.- p.p. Sergio Bassino Bellacci.- Andres
        Alejandro Ferrand del Busto.

This insert is authorized by Doctor Jennifer Houghton Van Hemelrick with Bar
        Assocation Registration No. 25894.

INSERT NO. 3

EXHIBIT C

PAYMENT SCHEDULE

       Installment              VAT                                Total
1      379,190.95           68,254,37                          447,445.32

2      379,190.95           68,254,37                          447,445.32

3      379,190.95           68,254,37                          447,445.32

4      379,190.95           68,254,37                          447,445.32

5      379,190.95           68,254,37                          447,445.32

6      379,190.95           68,254,37                          447,445.32

7      379,190.95           68,254,37                          447,445.32

8      379,190.95           68,254,37                          447,445.32

9      379,190.95           68,254,37                          447,445.32

10     379,190.95           68,254,37                          447,445.32

11     379,190.95           68,254,37                          447,445.32

12     379,190.95           68,254,37                          447,445.32

13     379,190.95           68,254,37                          447,445.32

14     379,190.95           68,254,37                          447,445.32

15     379,190.95           68,254,37                          447,445.32

16     379,190.95           68,254,37                          447,445.32

17     379,190.95           68,254,37                          447,445.32

18     379,190.95           68,254,37                          447,445.32

19     379,190.95           68,254,37                          447,445.32

20     379,190.95           68,254,37                          447,445.32

21     379,190.95           68,254,37                          447,445.32

22     379,190.95           68,254,37                          447,445.32

23     379,190.95           68,254,37                          447,445.32

24     379,190.95           68,254,37                          447,445.32

25     379,190.95           68,254,37                          447,445.32

26     379,190.95           68,254,37                          447,445.32

27     379,190.95           68,254,37                          447,445.32

28     379,190.95           68,254,37                          447,445.32

29     379,190.95           68,254,37                          447,445.32

30     379,190.95           68,254,37                          447,445.32

31     379,190.95           68,254,37                          447,445.32

32     379,190.95           68,254,37                          447,445.32

33     379,190.95           68,254,37                          447,445.32

34     379,190.95           68,254,37                          447,445.32

35     379,190.95           68,254,37                          447,445.32

36     379,190.95           68,254,37                          447,445.32

37     379,190.95           68,254,37                          447,445.32

38     379,190.95           68,254,37                          447,445.32

39     379,190.95           68,254,37                          447,445.32

40     379,190.95           68,254,37                          447,445.32

41     379,190.95           68,254,37                          447,445.32

42     379,190.95           68,254,37                          447,445.32

43     379,190.95           68,254,37                          447,445.32

44     379,190.95           68,254,37                          447,445.32

45     379,190.95           68,254,37                          447,445.32

46     379,190.95           68,254,37                          447,445.32

47     379,190.95           68,254,37                          447,445.32

48     379,190.95           68,254,37                          447,445.32

49     379,190.95           68,254,37                          447,445.32

50     379,190.95           68,254,37                          447,445.32

51     379,190.95           68,254,37                          447,445.32

52     379,190.95           68,254,37                          447,445.32

53     379,190.95           68,254,37                          447,445.32

54     379,190.95           68,254,37                          447,445.32

55     379,190.95           68,254,37                          447,445.32

56     379,190.95           68,254,37                          447,445.32

57     379,190.95           68,254,37                          447,445.32

58     379,190.95           68,254,37                          447,445.32

59     379,190.95           68,254,37                          447,445.32

60     379,190.95           68,254,37                          447,445.32

oc     200,000.00           36,000.00                          236,000.00

Signed:  DOE RUN PERU S. R. L.- p.p. Kenneth Richard Buckely.
Signed: CREDITO LEASING S.A.- p.p. Jose Luis Ferreyra Arce.- Juan Pablo Boza Rizo Patron.
Signed: BANCO DE CREDITO DEL PERU.- p.p. Sergio Bassino Bellacci.- Andres Alejandro Ferrand del Busto.
This Exhibit is authorized by Doctor Jennifer Houghton Von Hemelrick with Bar Association

Registration No. 25894.

INSERT NO. 4

CERTIFIED COPY OF THE EXTRAORDINARY GENERAL PARTNERS MEETING DATED JANUARY 4, 1999.-

Ricardo Ortiz de Zevallos Villaran.- Lawyer-Notary Public of Lima.- HEREBY
CERTIFY: that I have in sight the book titled Minutes No. 2 of DOE RUN PERU
S. R. L., legalized before the Notary Public Dr. Anibal Corvetto Romero, on December 9, 1998, being registered on the chronological book under Number 10223-98 (ten thousand two hundred twenty three - ninety-eight); and I have verified that from pages 3 to 6 inclusive, appear the Minutes of the Extraordinary General Partners Meeting dated January 4, 1999; whose pertinent part follows:

EXTRAORDINARY GENERAL PARTNERS MEETING DATED JANUARY 4, 1999

       On January 4, at 12 noon, the following partners met together in the Company's offices, located at Av. Victor Andres Belaunde No. 147, Via Principal 155, 9th Floor, Camino Real Business Center, Torre Real 3, San Isidro, Lima, chaired by Victor Raul Eyzaguirre Parra, with Mr. Anthony Wayne Worcester acting as Secretary:

       At the request made by the Chairman, the Secretary read the text of the Summoning Notice to the members present, sent on December 21, 1998, ordering that the documents with the stamp, signature and time evidencing their receipt be adhered to the beginning of these Minutes.

       LIST OF ATTENDANTS:

       -"Doe Run Peru S.R.L., domiciled at Av. Victor Andres Belaunde No. 147, Via Principal 155, 9th Floor, Camino Real Business Center, Torre Real Tres, San Isidro, represented by Victor Raul Eyzaguirre Parra, according to the power of attorney inscribed in the Company's records, owner of 648,628,009 participations; and

       -Ruth Anabeli Gonzalez Velapatino representing Julio Enrique Guadalupe Bascones, domiciled at Av. Ramon Ribeyro No. 421, Apartment 2, San Antonio, Miraflores, owner of 11 participations, as per power of attorney duly inscribed in the Company's records.

       -Teresa Saenz Picasso, domiciled at Octavio Espinoza 410, San isidro, owner of 6,540 participations.

       -Floren Eddy Ramos Aparicio, domiciled at Av. Morro Solar 2204, Surco, owner of 2,351 participations.

       -Alfredo Arturo Basualdo Ricaldi, Calle 2 de Mayo 141, La Oroya, owner of 1,307 participations.

       -Margarita Delicia Mondragon Hernandez, Jiron Chinchaysuyo 119, Maranga, San Miguel, owner of 2,618 participations.

       QUORUM               648,640,836 PARTICIPATIONS


       Having been the meeting duly called and having complied with the quorum established in Article Seven of the Bylaws, the Chairman declared it duly installed.

   The Chairman indicated that as the participants were aware, and as it was indicated in the summoning notice, the subjects on the agenda were as follows:

- Approval of the Sale and Leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of special powers.


1. APPROVAL OF THE SALE AND LEASEBACK OPERATION WITH BANCO DE CREDITO DEL PERU AND CREDITO LEASING S.A.

   The Chairman stated that due to the need of working capital to increase the operations of the Company, coordinations had been made with Banco de Credito del Peru and Credito Leasing S.A., to obtain new financing under the modality of sale and leaseback. To this end, a proposal was made so that the Oxygen Plant of the La Oroya Smelter, would be the object of said operation.

          The Chairmain submitted to the consideration of the partners, the approval of a sale and leaseback for up to US$20,000,000.00 for a term of five years with Banco de Credito del Peru and Credito Leasing S.A., on the Oxygen Plant located in the Smelter Sector, in La Oroya, of which the Company is the owner.

          After listening to the Chairman's proposal, the Board unanimously agreed to approve it under the terms and conditions stated by the Chairman.

2. GRANTING OF SPECIAL POWERS.

2.1 Special powers for the signing of the documents related to the Sale and Leaseback Operation.

       The Chairman proposed the granting of special powers to different executives to sign the documents pertinent to the operation that had been approved.

       After a brief exchange of ideas, the Board unanimously agreed to grant a special power of attorney to the following: Mr. Kenneth Richard Buckley, a US citizen, with Immigrant's Identity Card No. N-97767, Mr. Anthony Wayne Worcester, a US citizen, identified by Immigrant's Identity Card No. N-97937; Mr. Kenneth Ernest Hecker Jr., a US citizen identified by Immigrant's Identity Card No. N-99670; and, Mr. Marvin K. Kaiser, a US citizen, identified by US Passport No. 152075471; all of them domiciled at Av. Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real Tres, 9th Floor, San Isidro, so that on behalf and in representation of the Company, they may individually or jointly, sign contracts, writs, public deeds and other documents required to formalize the sale and leaseback operation approved hereinbefore, and also to carry out the corresponding proceedings for its registration with the Public Registries.

-------------------------------------------------------------------------------

       There being no other matter to deal with and it being 1 p.m., the meeting was adjourned, after drafting, reading and approval of the Minutes, which same were signed by all those present in sign of agreement therewith and without observations.

INSERT:  VOUCHERA stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. JULIO GUADALUPE BASCONES.- Victor Andres Belaunde.- San Isidro.-

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. BASILIO MELGAREJO MALPARTIDA.- MARCAVALLE BLOCK 13, APARTMENT 301.- LA OROYA

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT: VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

MISS ROCIO EVA SIFUENTES AYVAR.- CALLE PIURA 122, SANTA PATRICIA.- LA MOLINA

DEAR MADAM:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,


An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. JACINTO CANALES, Av. Peru 4106.- San Martin de Porres.

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

MISS DANITZA ROCIO YUPARI CAPCHA.- CALLE LEON 180, URB. MAYORAZGO, PRIMERA ETAPA, ATE VITARTE..-

DEAR MADAM:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. ALFREDO ARTURO BASUALDO RICALDI.- CALLE DOS DE MAYO 141, OROYA ANTIGUA.-

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Mr. Floren -Eddy Ramos Aparicio.- Av. Morro Solar 2204, Surco, Lima 33..-

DEAR SIR:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer
Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor

Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT: VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Miss Teresa Saenz Picasso.- Octavio Espinoza 410, San Isidro.-

DEAR MADAM:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Miss Margarita Delicia Mondragon Hernandez.- Jr. Chinchaysuyo 119, Maranga, Cuarta Etapa, San Miguel.-

DEAR MADAM:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

INSERT:  VOUCHER

A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.

Telephone:  (511) 215-1200.

KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.

A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-

RECEIVED.-

San Isidro, December 21, 1998.-

Messrs. DOE RUN MINING S. R. L. - AV. VICTOR ANDRES BELAUNDE 124, TORRE REAL 3, 9TH FLOOR, SAN ISIDRO.-

DEAR SIRS:

The General Manager of DOE RUN PERU S.R.L., with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:

- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.

-  Granting of Special Powers.

We thank you in advance for your kind attendance and we remain,

Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.

This is what appears in the original minutes and inserts referred to herein.

Signed:  Ricardo Ortiz de Zevallos Villaran, Lawyer, Notary Public of Lima.

A Notarial Stamp follows:

CONCLUSION:

After previously reading the writ and the transcribed inserts I have found all them to be in order and I have instructed the parties appearing before me of their content and they have ratified their purpose by signing the deed. The signing process was concluded pursuant to the provisions set forth in
Article 59 (fifty-nine) of the Law of Notary Publics, on January 21, 1999 and I hereby leave evidence that the Series No. of the page where this instrument begins is 4639451 and it concludes in the page with the series No. 4639500: and I hereby attest to all of the aforesaid.

Signatures:

Kenneth Richard Buckley

Jose Luis Ferreyra Arce

Juan Pablo Boza Rizo Patron

Sergio Bassino Bellacci

Andres Alejandro Ferrand del Busto

Dr. Ricardo Ortiz de Zevallos Villaran

Lawyer-Notary Public of Lima

THIS IS A PHOTOCOPY OF THE PUBLIC DEED INSCRIBED IN MY REGISTER AND AT THE REQUEST OF AN INTERESTED PARTY I ISSUE THIS TESTIMONY IN KEEPING WITH THE LAW, WHICH I SIGN AND STAMP IN LIMA, ON JANUARY 29, 1999.

Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:
- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.
-    Granting of Special Powers.
We thank you in advance for your kind attendance and we remain, Sincerely yours,

An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.
INSERT: VOUCHER
A stamp: Evidencing receipt
DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.
Telephone:  (511) 215-1200.
KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.
A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-
RECEIVED.-
San Isidro, December 21, 1998.-
Miss Teresa Saenz Picasso.- Octavio Espinoza 410, San Isidro.-
DEAR MADAM:
`The General Manager of DOE RUN PERU S.R.L. , with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:
- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.
-    Granting of Special Powers.
We thank you in advance for your kind attendance and we remain, Sincerely yours,
An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.
INSERT:  VOUCHER
A stamp: Evidencing receipt

DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.
Telephone:  (511) 215-1200.
KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.
A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-
RECEIVED.-
San Isidro, December 21, 1998.-
Miss Margarita Delicia Mondragon Hernandez.- Jr. Chinchaysuyo 119, Maranga, Cuarta Etapa, San Miguel.-
DEAR MADAM:
The General Manager of DOE RUN PERU S.R.L. , with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:
- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.
-    Granting of Special Powers.
We thank you in advance for your kind attendance and we remain, Sincerely yours,
An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.
INSERT:  VOUCHER
A stamp: Evidencing receipt
DOE RUN PERU.- Victor Andres Belaunde 147, Camino Real Business Center, Torre Tres, 9th Floor, San Isidro.
Telephone:  (511) 215-1200.
KENETH R. BUCKLEY.- PRESIDENT & GENERAL MANAGER.- Telephone (511) 215-1200.
A stamp: ESTUDIO FERRERO.- ABOGADOS.- December 24, 1998.-
RECEIVED.-
San Isidro, December 21, 1998.-
Messrs. DOE RUN MINING S. R. L. - AV. VICTOR ANDRES BELAUNDE 124, TORRE REAL 3, 9TH FLOOR, SAN ISIDRO.-
DEAR SIRS:

The General Manager of DOE RUN PERU S.R.L. , with Single Taxpayer Registration No. 37630381, in keeping with the Bylaws and the General Business Corporations Law calls a General Partners Meeting, to be held on January 4, 1999, at noon, in the Company's office located at Victor Andres Belaunde No. 147, Camino Real Business Center, Torre Real 3, 9th Floor, District of San Isidro, in order to deal with the matters included in the following agenda:
- Approval of the sale and leaseback operation with Banco de Credito del Peru and Credito Leasing S.A.
-    Granting of Special Powers.
We thank you in advance for your kind attendance and we remain, Sincerely yours,
An illegible signature.- Kenneth Richard Buckley.- General Manager, Signed:
Illegible signatures.- Date:  December 24, 1998.
This is what appears in the original minutes and inserts referred to herein.
Signed:  Ricardo Ortiz de Zevallos Villaran, Lawyer, Notary Public of Lima.
A Notarial Stamp follows:

CONCLUSION:
After previously reading the writ and the transcribed inserts I have found all them to be in order and I have instructed the parties appearing before me of their content and they have ratified their purpose by signing the deed. The signing process was concluded pursuant to the provisions set forth in Article 59 (fifty-nine) of the Law of Notary Publics, on January 21, 1999 and I hereby leave evidence that the Series No. of the page where this instrument begins is 4639451 and it concludes in the page with the series No. 4639500: and I hereby attest to all of the aforesaid.
Signatures:
Kenneth Richard Buckley
Jose Luis Ferreyra Arce
Juan Pablo Boza Rizo Patron
Sergio Bassino Bellacci
Andres Alejandro Ferrand del Busto
Dr. Ricardo Ortiz de Zevallos Villaran
Lawyer-Notary Public of Lima

THIS IS A PHOTOCOPY OF THE PUBLIC DEED INSCRIBED IN MY REGISTER AND AT THE REQUEST OF AN INTERESTED PARTY I ISSUE THIS TESTIMONY IN KEEPING WITH THE LAW, WHICH I SIGN AND STAMP IN LIMA, ON JANUARY 29, 1999.